As filed with the Securities and Exchange Commission on January 30, 2002
Securities Act File No. 333-49241
Investment Company Act No. 811-09174

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-lA

Registration Statement Under The Securities Act Of 1933	[X]

Pre-Effective Amendment No.__	[ ]

Post-Effective Amendment No. 6	[X]

and/or

Registration Statement Under The Investment Company Act Of 1940	[X]

Amendment No. 7	[X]

(Check appropriate box or boxes)

AEGIS VALUE FUND, INC.
(Exact Name of Registrant Specified in Charter)

1100 North Glebe Road, Suite 1040
Arlington, VA 22201
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (703) 528-7788

With Copies To:
Mr. William S. Berno
1100 North Glebe Road, Suite 1040
Arlington, VA 22201
(Name and Address of Agent for Service)

      It is proposed that this filing will become effective (check appropriate box):

[X]	Immediately upon filing pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

AEGIS VALUE FUND, INC.

PROSPECTUS & APPLICATION
JANUARY 30, 2002

This Prospectus contains important information about the Fund that you should know before investing. Please read it carefully and retain it for future reference.

The Aegis Value Fund seeks to achieve long-term capital appreciation through a strategy of value investing in a portfolio of common stocks.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AEGIS VALUE FUND, INC. 1100 North Glebe Road, Suite 1040 Arlington, Virginia 22201 Phone: 800-528-3780 Fax: 703-528-1395 www.aegisvaluefund.com

Aegis Value Fund, Inc.

Goal and Strategies

Goal The Fund's principal investment goal is to seek long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY The Fund's portfolio will be primarily invested in common stocks that are believed to be materially undervalued by the Fund's managers based on a company's book value, revenues or cash flow and possess the potential for significant capital appreciation. This investment style is commonly known as a "deep value" portfolio strategy. Common stocks generally entitle the holder to participate in a company's business operating results.

In choosing common stocks that are materially undervalued, the Fund's manager focuses on companies that sell at prices well below the major stock market average valuations in relation to their corporate book values, revenues or cash flows. For example, if the broad market averages are priced at three times book value and 14 times cash flow, the Fund will focus on securities priced at much less than three times book value and/or much less than 14 times cash flow. The Fund's portfolio, as a whole, will typically fall in the bottom quartile of all U.S. stocks when comparing share prices to company book value, revenues or cash flow.

Companies may become significantly undervalued due to an industry downturn, unfavorable news, poor economic conditions, a stock market decline, tax-loss selling or anticipated negative developments affecting a company. The Fund will often invest in companies that are attempting to recover from business setbacks or a cyclical downturn (commonly known as "turnaround situations").

Managers of the Fund will consider a variety of factors in choosing an investment, such as industry conditions, strength of management, various hidden asset values, significant market share for certain products, control of product distribution networks, reputation within the industry, and likely catalysts for realizing shareholder value.

Unlike most mutual fund managers, the Fund's managers will focus their research more on a company's balance sheet and the quality of its operating cash flow rather than reported earnings per share. Companies are analyzed for their long-term "intrinsic value", meaning their ability to produce cash from operations or the potential sale of assets. The Fund will often purchase shares of companies which have minimal earnings per share, or may even be reporting losses, if the Fund's managers believe that the shares are trading at a significant discount to their intrinsic value on a longer-term basis.

Many of the Fund's portfolio holdings are stocks of small capitalization companies, which have a market capitalization of less than $1 billion. Market capitalization is the total market value of a company's outstanding stock. The Fund may invest up to 10% of its total assets in foreign securities.

The Fund's goal is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices. The Fund's shares are not intended for investors seeking short-term price appreciation or for purposes of any market timing strategy.

Temporary Investments The Fund's managers may take a temporary defensive position when the securities markets are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist. Under these circumstances, the Fund may be unable to pursue its investment goal, because it may not invest or may invest less in securities of companies that the managers believe are undervalued in the marketplace relative to underlying asset values. The Fund's defensive investment position may not be effective in protecting its value.

Principal Risks

Because the stocks held by the Fund will fluctuate in price, the value of your investment in the Fund will go up and down. This means that you could lose money over short or even extended periods of time.

Stocks While common stocks have historically outperformed other asset classes over the long term, they tend to fluctuate more significantly in the shorter term. These price fluctuations may result from factors affecting individual companies, the company's industry, or the securities markets as a whole. Value stocks in particular may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up its share price.

Smaller Companies Historically, smaller company securities have been more volatile in price than larger company securities, especially in the shorter term. Such companies may not be well-known to the investing public, may not have significant institutional ownership or analyst coverage, and their shares may be more volatile in price, have lower trading volumes and have wider market spreads between bid and ask prices than the shares of larger companies.

Small and mid-size companies also sometimes have limited product lines, management depth, financial resources and market shares. Therefore, the companies are more vulnerable to adverse business or economic developments, and their shares may involve considerably more risk than shares of larger and more seasoned companies.

The purchase and sale of such securities may have a greater impact on their market prices than would be the case with larger capitalization stocks. Accordingly, the Fund will not trade its holdings frequently, and the Fund's investment philosophy requires a long-term horizon. The Fund should not be used as a "market timing" or short-term trading vehicle.

Value Investing The Fund's policy of investing in securities that may be out of favor in the stock market, as well as turnaround situations, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds. There is always the possibility that the managers of the Fund may be incorrect in their assessment of a particular industry or company, or that the managers may not buy these securities at their lowest possible prices or sell them at their highest possible prices.

Also, at certain times, the stock market will have investment cycles when "growth" stocks may significantly outperform the "value" stocks typically owned by the Fund.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly during economic downturns. Some companies which are reporting poor earnings may have difficulty retaining existing customers and suppliers, or have difficulty attracting new customers. They may also have difficulty generating sufficient cash flow and obtaining additional financing to maintain or expand their business operations.

Foreign Securities The Fund may invest up to 10% of its total assets in foreign securities. Foreign securities and American Depositary Receipts (ADR's) involve risks that increase the potential for losses in the Fund.

Stock market movements in any country where the Fund has investments will likely affect the value of the securities which the Fund owns in that country. The movements will affect the Fund's share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks.

Interest Rates When interest rates rise, debt security prices fall and may sometimes cause the stock market to decline. When interest rates fall, debt security prices go up and may also help the stock market rise.

Generally, interest rates rise during times of inflation or a growing economy, and fall during times of declining inflation or an economic slowdown or recession. Because the level of interest rates has an impact on corporate profits and the relative attractiveness of stocks versus debt securities, changing interest rates can affect the value of the Fund's securities portfolio and the Fund's performance.

Political and International Crises From time to time, major political, international or military crises may occur which could have a significant effect on economic conditions and the financial markets. In recent times, such events have caused the closing of the American stock markets for several days, triggered periods of very high financial market volatility, and have altered the future political, military, and economic outlook on a global scale.

Such crises and events, depending on their timing, location and scale, could severely impact the operations of the Fund. These events could also harm the value of the Fund's shares and the managers' ability to properly manage the Fund's portfolio, thereby increasing the potential of losses in the Fund.

More detailed information about the Fund, its investment policies, risks and management can be found in the Fund's Statement of Additional Information (SAI).

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

Performance

Performance Returns This bar chart and table show the variability of the Fund's returns, which is one indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year. The table shows how the Fund's average annual total returns compare to those of a broad-based market index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns The Fund's best quarterly return since inception May 15, 1998 was the quarter ending 6/30/99: 19.33%. The Fund's worst quarterly return since inception was the quarter ending 9/30/98: -9.10%.

Average annual total returns as of December 31, 2001:

	1 Year	Since Inception (5/15/98)
Aegis Value Fund	42.66%	17.16%
Russell 2000 Value Index [1]	14.02%	5.21%

1 The unmanaged Russell 2000 Value Index is selected from among the smaller companies in the Russell 3000 universe. It includes companies with market capitalizations of at least $120 million, contains approximately 700 securities, and excludes companies with high price/book ratios and high forecasted growth rates. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All performance assumes reinvestment of dividends and capital gains.

Fees and Expenses

Summary of Fees and Expenses This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.20%
Distribution and Service (12b-1) Fees	None
Other Expenses	1.07%*
Total Fund Operating Expenses (before waivers)	2.27%*

*Footnote:

(1)           The amount of "Other Expenses" does not reflect an agreement between the Fund and the Fund's advisor to waive reimbursement and to absorb other expenses that exceed 0.30% of net assets at the end of each quarter. The Fund's advisor expects to continue the waiver for the current fiscal year; however, it may discontinue the agreement at any time. As a result of this waiver, other expenses are 0.30% and total fund operating expenses are 1.50% for the most recent fiscal year.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

1 Year	3 Years	5 Years	10 Years
$154	$485	$850	$1,934

Total returns for the period ended August 31, 2001:

	1 Year	Since Inception (5/15/98)
Aegis Value Fund	37.82%	65.17%
Russell 2000 Value Index	18.04%	15.81%

(Past performance does not predict future performance.)

Management

Investment Advisor Berno, Gambal & Barbee, Inc., 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201, is the Fund's investment advisor. The firm, which has operated as a registered investment advisor since 1994, also manages private account portfolios and has served as the Fund's portfolio manager since its inception May 15, 1998.

Portfolio Managers The three Managing Directors of Berno, Gambal & Barbee, Inc. (BGB) together oversee day-to-day Fund operations and by consensus make all Fund investment decisions.

William S. Berno, Managing Director, is a Chartered Financial Analyst, was a co-founder of BGB in 1994 and has been employed by the firm for the past five years. He has over twenty years' experience in the securities industry. Mr. Berno took his degree from the University of Virginia in 1975, and received an MBA degree with distinction from the University of Michigan in 1977.

Paul Gambal, Managing Director, was a co-founder of BGB in 1994 and has been employed by the firm for the past five years. He has over fifteen years' experience in the securities industry. Mr. Gambal graduated from Kenyon College in 1982, and received his MBA degree from The School of Business and Public Management at George Washington University in 1992.

Scott L. Barbee, Managing Director, is a Chartered Financial Analyst, and joined BGB in 1997. From 1993 to 1995, Mr. Barbee was an oil service Equity Research Analyst and later an oil service Investment Banking Analyst at Simmons & Company in Houston, Texas. He later worked as an Equity Research Analyst with investment management boutique Donald Smith & Company in Paramus, New Jersey. Mr. Barbee graduated from Rice University in 1993 and received an MBA degree from the Wharton School at the University of Pennsylvania in 1997.

Advisor Compensation The Fund pays its manager a fee for managing the Fund's assets and making its investment decisions. As compensation for its services, the Fund paid BGB for the fiscal year ended August 31, 2001 an advisory fee of 1.20% of the Fund's average net assets.

Your Account

How to Purchase Shares The Fund's shares are sold without a sales charge. The price paid for shares is the net asset value next determined following the receipt of the purchase order in proper form by the Fund. "Proper form" is defined as including all required account information and payment or instructions for payment by wire or from a broker. The Fund reserves the right to reject any specific purchase order, and the right to suspend the offering of Fund shares to new investors. You may only purchases shares if the Fund is eligible for sale in your state or jurisdiction.

Calculation of Net Asset Value Net asset value per share is calculated at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each day the Exchange is open for business. The net asset value per share is determined by dividing the total closing market value of the Fund's investments plus cash and other assets, including accrued income, less any liabilities, including accrued expenses, by the number of outstanding shares of the Fund.

In determining net asset value, securities listed on an exchange or the NASDAQ National Market System are valued on the basis of the last reported sale price prior to the time the valuation is made, or, if no sale is reported for that day, at their closing bid price for listed securities and at the average of their bid and ask prices for NASDAQ securities.

Quotations are taken from the market where the security is primarily traded. Securities for which market quotations are not readily available may be carried at their fair value as determined in good faith under procedures established and supervised by the Board of Directors. Foreign securities, if held in the form of American Depository Receipts, are valued at the closing bid price of the ADR.

Opening an Account Shares of the Fund may be purchased directly from the Fund, or through any existing brokerage account held by the investor if the broker has an agreement with the Fund. To permit investors to obtain the current price, brokers are responsible for transmitting all orders to the Fund promptly.

To purchase shares directly from the Fund, an Account Application must be completed and signed. The minimum initial investment in the Fund is $10,000, although for retirement accounts and IRA's the minimum initial investment is $2,000. The minimum subsequent purchase amount is $1,000. The Fund reserves the right to change its investment minimums at any time.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept a check endorsed over by a third party. A charge of $25.00 will be imposed if any check used for the purchase of shares is returned unpaid. Investors who purchase Fund shares by check may not receive redemption proceeds until there is reasonable belief that the check has cleared, which may take up to fifteen calendar days after payment has been received.

To open a regular account at the Fund by mail, simply complete and return an Account Application with a check made payable to Aegis Value Fund. If you have any questions about the Fund or need assistance with your application, please call the Fund at (800) 528-3780. Certain types of investors, such as trusts, corporations, associations, partnerships or estates may be required to furnish additional documents when they open an account. These documents may include corporate resolutions, trusts, wills, partnership agreements, trading authorizations, powers of attorney, or other documents. Applications and checks should be mailed to:

Aegis Value Fund, Inc.
1100 N. Glebe Road, Suite 1040
Arlington, VA 22201

To open a regular account at the Fund and then wire money for the initial investment in the Fund, please complete and sign an Account Application, then call the Fund at (800) 528-3780 before wiring the funds. You should be aware that heavy traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire. Money should be wired to:

UMB Bank
ABA#101-000-695
BNF Name: Trust Operations
BNF Account: 9800006823
FBO: Aegis Value Fund, Inc.
Account #:74-0710-009

Joint Accounts Unless specified differently, accounts with two or more owners will be registered as "joint tenants with rights of survivorship". To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

To open a retirement account or an IRA account with the Fund, please call the Fund's office at (800) 528-3780 and receive the necessary information and the special retirement account application to establish your account.

Additional Purchases To add money to an existing account at the Fund, make your check payable to Aegis Value Fund, indicate your account number on the check, and mail it to the Fund at the above address. If wiring funds to your Fund account, be sure to wire for credit to Aegis Value Fund and include your name and account number in the wiring instructions. Additional shares may also be purchased through any existing brokerage account held by the investor if the broker has an agreement with the Fund.

Any purchase orders or funds received after 4:00 p.m. Eastern Time will be processed at the next day's closing net asset value. All shares (including reinvested dividends and distributions) are issued in full and fractional shares rounded to the third decimal place.

No share certificates will be issued except for shareholders who are required by regulation to hold certificates. Instead, an account will be established for each shareholder and all shares purchased will be held in book entry form by the investor's brokerage firm or by the Fund, as the case may be. Any transaction in an account, including reinvestment of dividends and distributions, will be confirmed in writing to the shareholder.

How to Redeem Shares Shareholders may redeem shares as described below on any day the Fund is open for business. Shares will be redeemed at the next determined net asset value after the Fund receives the redemption request in good form. Redemption requests received after 4:00 p.m. Eastern time will be processed at the next day's closing net asset value.

By Mail or Fax

To redeem shares held by the Fund in writing, send a request in good form to the Fund at:

Aegis Value Fund, Inc.
1100 N. Glebe Road, Suite 1040
Arlington, VA 22201
Fax: (703)528-1395

A request "in good form" means that the request includes all of the following:

  The name of the Fund and the shareholder's account number.
  The amount of the transaction (specified in dollars or shares).
  Signatures of all owners exactly as they are registered on the account.
  For redemptions with a value GREATER THAN $25,000, all shareholder signatures must be guaranteed. Each shareholder signature for redemptions larger than $25,000 must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities and Exchange Act of 1934, which includes FDIC-insured banks, most securities firms, most credit unions, or other eligible guarantor. A notary public is not an acceptable guarantor.
  Share certificates, if held by the shareholder.
  Other supporting legal documentation that may be required, in the case of trusts, corporations, associations, partnerships, estates, retirement plans and certain other accounts.

If you have any questions about what is required for your redemption request, please call the Fund at (800) 528-3780. The fund does not accept telephone redemption of shares.

Payment will normally be made by the Fund within one business day, but not later than seven calendar days after receipt of the redemption request. However, payment of redemption proceeds may be delayed until the purchase check has cleared, or up to fifteen days from the date of purchase, whichever occurs first.

In unusual circumstances, the Fund may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

If a shareholder redeems shares of the Fund with the assistance of a broker-dealer, he or she should be aware that there may be a charge to the shareholder for such services.

You may transfer your shares from the street or nominee name account of one broker-dealer to another, as long as both broker-dealers have an agreement with the Fund. The transfer will be processed after the Fund receives authorization in proper form from your delivering securities dealer.

Retirement Distributions

A request for distribution from an IRA or other retirement account may be delayed by the Fund pending proper documentation and ascertaining the withholding requirement applicable to the distribution. If a shareholder does not want tax withholding from distributions, the shareholder may state in the distribution request that no withholding is desired and that the shareholder understands that there may be a liability for income tax on the distribution, including penalties for failure to pay estimated taxes.

By Wire Transfer

A shareholder can request to have redemption proceeds wired to the shareholder's specified bank account, but full and complete wire instructions must be included in the written redemption request and the Fund's custodian will charge a $8.00 fee to make the wire transfer.

Account Minimum

The Fund requires that a shareholder maintain a minimum of $1,000 in an account to keep the account open. The Fund may, upon 30 days' prior written notice to a shareholder, redeem shares in any account other than a retirement account if the account has an asset value, not attributable to market fluctuations, less than $1,000.

Dividends and Distributions The Fund expects to declare and pay income dividends annually, generally in December, representing substantially all of the Fund's net investment income. Capital gains, if any, may be distributed annually by the Fund, also generally in December. The amount of the Fund's distributions will vary and there is no guarantee the Fund will pay dividends.

To receive a distribution, you must be a shareholder of the Fund on the record date. The record dates for the Fund's distributions will vary. Please keep in mind that if you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution.

Distributions may be taken in cash or in additional shares at net asset value. Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless a shareholder has elected, by written notice to the Fund, to receive dividends and capital gain distributions in cash.

Tax Consequences Generally, distributions from the Fund's net investment income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. Distributions of long-term capital gains will be taxable to the shareholder as long-term capital gains regardless of the length of time shares have been held.

The Fund's distributions are taxable when they are paid, whether a shareholder takes them in cash or reinvests them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. Each January, the Fund will mail a statement that shows the tax status of the distributions you received for the previous year.

Sale of Shares

The redemption of shares of the Fund is a taxable event, and a shareholder may realize a capital gain or a capital loss. The Fund will report to redeeming shareholders the proceeds of their sales. The individual tax rate on any gain from the sale of your shares depends on how long you have held your shares. The Fund is not responsible for computing your capital gains or capital losses on the redemption of shares.

Fund distributions and gains from the sale of Fund shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and state tax. You should consult your own tax adviser concerning the tax consequences of an investment in the Fund.

Backup Withholding

By law, some Fund shareholders may be subject to tax withholding on reportable dividends, capital gains distributions, and redemption proceeds. Generally, shareholders subject to this "backup withholding" will be those for whom a taxpayer identification number is not on file with the Fund; or who, to the Fund's knowledge, have furnished an incorrect number; or from whom the IRS has instructed the Fund to withhold tax. In order to avoid this withholding requirement, you must certify on the account application that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding, or is exempt from backup withholding.

Shareholder Account Services

Account Information

The Fund will establish an account for each shareholder purchasing shares directly from the Fund, and send written confirmation of the initial purchase of shares and any subsequent transactions. When there is any transaction in the shareholder account, such as a purchase, redemption, change of address, reinvestment of dividends and distributions, or withdrawal of share certificates, a confirmation statement will be sent to the shareholder giving complete details of the transaction.

Annual Statements

The Fund will send an annual account statement to each shareholder showing the distributions paid during the year and a summary of any other transactions. The Fund will also provide year-end tax information mailed to the shareholder by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service.

Fund Reports

The financial statements of the Fund with a summary of portfolio composition and performance, along with the management's letter to shareholders, will be mailed to each shareholder twice a year.

Automatic Reinvestment

Unless the shareholder elects to receive cash distributions, dividends and capital gains distributions will automatically be reinvested without charge in additional shares of the Fund. Such distributions will be reinvested at the net asset value determined on the dividend or distribution payment date in full and fractional shares rounded to the third decimal place.

Fund Website

The Fund maintains an Internet website for current and prospective investors which contains information about the Fund and its history. The Fund's website address is www.aegisvaluefund.com. The Fund website allows investors to download Fund documents, view the daily share price and performance history, contact the Fund via e-mail, and provides links to complementary websites for additional information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations since inception May 15, 1998. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Bish & Haffey, P.C., whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

	FOR THE YEAR ENDED AUGUST 31
Per share data:	2001	2000	1999	1998(a)
Net Asset Value--Beginning of Period	$9.72	$10.87	$8.21	$10.00
Income from Investment Operations:
Net investment income	0.09	0.23	0.16	0.01
Net realized and unrealized gain (loss) on investments	3.25	0.47	2.62	(1.80)
Total from Investment Operations	3.34	0.70	2.78	(1.79)
Less Distributions to Shareholders:
Dividends from Net Investment Income	(0.18)	(0.15)	(0.08)	0.00
Distributions from Net Realized Gains	(0.76)	(1.70)	(0.04)	0.00
Total Distributions	(0.94)	(1.85)	(0.12)	0.00
Net Asset Value--End of Period	$12.12	$9.72	$10.87	$8.21
Total Investment Return	37.82%	8.86%	33.86%	(17.90%)

Ratios (to average net assets)/Supplemental Data
Expense Ratio (annualized)	1.50%	1.50%	1.50%	1.50%
Net investment income (annualized)	0.89%	2.22%	1.46%	0.76%
Portfolio turnover	10%	50%	33%	*6%
Net Assets at End of Period (000's)	$23,202	$1,520	$1,481	$845

*Not Annualized
(a) Results for period from May 15, 1998 (inception) to August 31, 1998.

AEGIS VALUE FUND, INC.
1100 North Glebe Road, Suite 1040
Arlington, VA 22201
Phone: (800) 528-3780
Fax: (703) 528-1395
Internet: www.aegisvaluefund.com

FOR MORE INFORMATION:

You can learn more about the Aegis Value Fund in the following documents:

Annual/Semi-Annual Report to Shareholders

The annual shareholder report includes a discussion of recent market conditions and Fund investment strategy, financial statements, detailed performance information, portfolio holdings, and the auditor's report. Semi-annual reports provide unaudited financial statements.

Statement of Additional Information (SAI)

The Statement of Additional Information (SAI) contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semi-annual report or the SAI, please call the Fund at (800) 528-3780 or visit the Fund website at www.aegisvaluefund.com.

You can also obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (telephone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also visit the SEC's Internet site at http://www.sec.gov.

Investment Company Act file #811-9174

AEGIS VALUE FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 30, 2002

This Statement of Additional Information supplements the current Prospectus of Aegis Value Fund, Inc. (the "Fund") dated October 29, 2001. This Statement of Additional Information does not present a complete picture of the various topics discussed and should be read in conjunction with the Prospectus. Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. A copy of the Prospectus may be obtained without charge by contacting the Fund at 1100 N. Glebe Road, Suite 1040, Arlington, VA 22201 (800) 528-3780. Please retain this document for future reference.

Table of Contents

Fund History	3
Description of the Fund and Its Investments and Risks	3
Management of the Fund	6
Principal Holders of Shares	8
Investment Advisory Services	8
Distributor	9
Custodian	9
Independent Accountants	10
Brokerage Allocation	10
Description of Common Stock	11
Purchase, Redemption, and Pricing of Shares	11
Tax Status	12
Underwriter	12
Performance Data	12
Financial Statements	13

(2)

Fund History

Aegis Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on October 22, 1997 and commenced operations on May 15, 1998. A board of five directors is responsible for overseeing the Fund’s affairs.

Description of the Fund and Its Investments and Risks

The Fund is an open-end, diversified investment management company. Shares of the Fund are sold and redeemed without any fees or sales charges; therefore, the Fund is a "no-load" mutual fund.

The following investment policies and limitations supplement those set forth in the Fund’s prospectus. As stated in the prospectus, the Fund’s investment objective is to seek long-term capital appreciation through a strategy of value investing in common stocks. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after giving effect to the Fund’s acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s investment policies and limitations. It should be noted that Items 8 and 9 regarding illiquid investments and borrowing will be applied at all times, and not just at the initial time of the transaction.

The Fund’s fundamental investment policies cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified prior to a material change in an operating policy affecting the Fund.

The Fund may not, as a matter of fundamental policy:

1) With respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer. This restriction does not apply to investments in obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.

2) Invest more than 25% of its total assets in securities or issuers in any one industry. This restriction does not apply to U.S. government securities.

3) Purchase more than 10% of the outstanding voting securities, or any class of securities of any one issuer.

4) Purchase securities on margin. (But the Fund may obtain such short-term credits as may be necessary for the clearing of securities trades.)

5) Engage in any stock option strategy, whether listed or over-the-counter options.

6) Make short sales of securities.

(3)

Description of the Fund and Its Investments and Risks (continued)

7) Invest in real property, real estate limited partnerships, or oil, gas or mineral exploration and development programs; although the Fund may invest in marketable securities which are secured by real estate and securities of companies which invest in or deal in real estate, oil, gas or minerals or sponsor such partnerships or programs.

8) The Fund will not invest more than 5% of the value of its net assets in illiquid securities, including any private placements and Rule 144A securities. This percentage limitation will apply at all times, and not just immediately after purchase.

9) Borrow money, except that the Fund may borrow money on a secured or unsecured basis from banks as a temporary measure for extraordinary or emergency purposes including, but not limited to, the purchase of its own shares. Such temporary borrowings may not at any time exceed 5% of the value of the Fund’s net assets. No more than 10% of the value of the Fund’s net assets at any time may be pledged as collateral for such temporary borrowings.

10) Buy or sell commodities, commodities futures contracts or commodities option contracts.

11) Loan money, except by the purchase of debt obligations consistent with the Fund’s investment objective and policies. However, the Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times). The Fund currently intends to limit any such lending of portfolio securities to no more than 5% of its net assets.

12) Issue senior securities, as defined in the Investment Company Act of 1940, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in paragraph (9) above, and then only to the extent there mentioned.

13) Invest more than 5% of the value of the Corporation’s net assets in securities of issuers which have been in continuous operation less than three years.

14) Purchase or retain the securities of any issuer if, to the knowledge of the Fund, any of the officers or directors of the Fund or its investment advisor own individually more than one-half of one percent (0.50%) of the securities of such issuer and together own more than 5% of the securities of such issuer.

15) Underwrite securities of others, except to the extent the Fund may be deemed to be an underwriter, under federal securities laws, in connection with the disposition of portfolio securities.

16) Invest more than 10% of its net assets in the securities of other investment companies, and then only as permitted under the Investment Company Act of 1940.

17) Invest in securities restricted as to disposition under federal or state securities laws.

Portfolio Turnover. The Fund makes long-term investments and does not engage in short-term trading strategies. While the Fund’s portfolio turnover will vary from year to year based upon market conditions and factors affecting the particular securities held in the portfolio, it is anticipated that the Fund’s average portfolio turnover will not exceed 50% annually over periods of several years.

It is the operating policy of the Fund to hold its securities as long as they remain undervalued, and to benefit from the lower transaction costs and more favorable tax rates

(4)

Description of the Fund and Its Investments and Risks (continued)

available to long-term holders of equity securities. However, when circumstances warrant, securities will be sold without regard to their holding period.

Risk Factors and Special Considerations:

a. Lending Portfolio Securities. The Fund may lend up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions. Such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security loaned. The collateral received by the Fund will be invested in short-term debt instruments.

Securities lending allows the Fund to retain ownership of the securities loaned and at the same time earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a lending program monitored by the Fund’s custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in the judgment of the Fund’s management and Board, the consideration to be earned from such loans would justify the risk.

The Fund complies with the current view of the staff of the Securities and Exchange Commission that a mutual fund may engage in such loan transactions only if: (i) the Fund receives 100% collateral in the form of cash or cash equivalents (e.g., Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined daily) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

b. Foreign Securities. The Fund may invest up to 10% of its net assets directly in foreign securities, although the Fund intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American Depository Receipts (ADR’s) or who otherwise comply with SEC disclosure requirements.

Foreign securities will expose the Fund to certain risks not present in domestic securities. These risks are discussed under "Investment Risks" in the prospectus. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

c. Lower-Rated Debt Securities. The Fund may purchase debt securities rated within the four highest grades of Moody’s Investor Service, Inc. or Standard & Poor’s Corporation. Debt securities in the fourth highest rating category (BBB or Baa, the lowest investment grade

(5)

Description of the Fund and Its Investments and Risks (continued)

ratings) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. It is the Fund’s policy to promptly dispose of a bond whose rating drops below investment grade.

d. Shareholder Rights. As noted in the prospectus, the Fund may not invest for the purpose of exercising control of management of another company. However, the Fund may exercise its rights as a stockholder in any of its portfolio companies and communicate its views on important matters of policy to management, the board of directors and other stockholders of those companies if the Fund or its Board of Directors determine that such matters could have a significant effect on the value of the Fund’s investment in those companies.

From time to time, the Fund may engage in activities in conjunction with other stockholders or interested parties which may include, among others, supporting or opposing proposed changes in a company’s structure; seeking changes in a company’s board or management; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party attempts to acquire or control a company. In all cases, the Fund will exercise its rights as a stockholder to seek to protect the interests of the Fund’s shareholders and take actions which the Fund and its Board of Directors determine to be in the best interests of the Fund’s shareholders.

Management of the Fund

Board of Directors. The operations of the Fund are supervised by its Board of Directors, who are responsible for representing the interests of the Fund’s shareholders. The duties of the Fund’s directors are established by state and federal law. In general, directors have a duty to exercise care and prudent business judgment in their oversight of the Fund. Directors also have a duty to exercise loyalty to the Fund’s shareholders which requires them to act in good faith, avoid unfair dealing, and resolve any conflicts of interest in favor of the the Fund and its shareholders.

The Fund’s Board has five members, three of whom are independent of the Fund’s management. The two remaining directors are also directors of the Fund’s investment advisor; therefore they are not considered independent directors for purposes of federal securities law.

Officers and Directors. The following information is given for each officer and director of the Fund: (*indicates persons who are affiliated with BGB, the Fund’s investment advisor, and are therefore considered to be "interested persons" under the Investment Company Act of 1940, Section (2)(a))

(6)

Name, Address and Age	Position	Principal Occupation(s) for Past 5 Years
William S. Berno* (47) 1100 N. Glebe Rd., Suite 1040 Arlington, VA 22201	President, Director	President and Managing Director of Berno, Gambal & Barbee, Inc. since 1994; President and Director of the Fund since 1997.
Scott L. Barbee* (30) 1100 N. Glebe Rd., Suite 1040 Arlington, VA 22201	Treasurer, Director	Treasurer and Managing Director of Berno, Gambal & Barbee Inc. since 1997; Wharton School M.B.A. program 1995-97; Treasurer and Director of the Fund since 1997.
Paul Gambal* (42) 1100 N. Glebe Rd., Suite 1040 Arlington, VA 22201	Secretary	Chairman, Secretary and Managing Director of Berno, Gambal & Barbee Inc. since 1994; Secretary of the Fund since 1997.
Edward P. Faberman (55) Ungaretti & Harris 1747 Pennsylvania Ave. N.W., Suite 900 Washington, D.C. 20006	Director	Attorney with the law firm of Ungaretti & Harris since 1996; Vice President, Government Affairs of American Airlines 1991-96. Director of the Fund since 1997.
Eskander Matta (31) Cordiant Communications Group 498 Seventh Avenue, 16th Floor New York, NY 10018	Director

Director-Strategic Consulting of Cordiant Communications Group 2001. Director-Strategic Consulting of Organic, Inc. 1999-2001. Investment banker, Credit Suisse First Boston, 1996-99. Director of the Fund since 1997.

Albert P. Lindemann III (39) Faison Enterprises 121 West Trade Street, Suite 2550 Charlotte, NC 28202	Director	Investment analyst, Faison Enterprises,since 2000. Real estate development, Trammell Crow Company, 1995-2000. Director of the Fund since 2000.

(7)

Compensation. The Fund does not pay any fees or compensation to its officers, but directors who are not affiliated with the Fund’s investment advisor receive a fee of $500 for each meeting of the Fund’s Board of Directors which they attend. In addition, the Fund reimburses its independent directors for reasonable travel or incidental expenses incurred by them in connection with their attendance at Board meetings. The Fund offers no retirement plan or other benefits to its directors.

Name and Position	Aggregate Compensation from Fund
Edward P. Faberman, Director	$1,000
Eskander Matta, Director	$1,000
Albert P. Lindemann III, Director	$1,000

Principal Holders of Shares

Principal Stockholders. As of October 10, 2001, the following persons were known to the Fund to be beneficial owners of 5% or more of the outstanding shares of the Fund:

Name and Address	Percentage Ownership	Type of Ownership
Natl. Investor Service Corp.(1) 55 Water Street, 32nd Floor New York, NY 10041	11.6%	Record
All officers and directors as a group:	0.3% 1.4%	Record Beneficial

(1) National Investor Service Corp. is the clearing subsidiary of TD Waterhouse, a New York Stock Exchange member firm and broker-dealer holding shares in "street name" for the benefit of its brokerage customers.

Investment Advisory Services

Investment Advisor of the Fund. The Fund is managed by Berno, Gambal & Barbee, Inc. ("BGB") under an Investment Advisory Agreement approved by the Board of Directors and shareholders on March 11, 1998. BGB is a value-oriented investment firm founded in 1994. William Berno, Paul Gambal and Scott Barbee are the principal stockholders of the firm and are therefore considered to be "controlling persons" of the Fund’s investment advisor.

Each of the principals of BGB serves as an officer and director of that firm. William Berno serves as President and a director of BGB, and also holds those same positions with the Fund. Scott Barbee serves as Treasurer and a director of BGB, and also holds those same positions with the Fund. Paul Gambal serves as Chairman, Secretary and a director of BGB, and also holds the position of Secretary of the Fund.

(8)

Investment Advisory Services (continued)

Investment Advisory Fees. As compensation for its services to the Fund under the Investment Advisory Agreement, BGB is entitled to receive an annual advisory fee of 1.20% of the Fund’s average net assets.

The Fund pays BGB its advisory fee on a monthly basis, computed based on the average net assets for the preceding month. For its most recent fiscal year ended August 31, 2001, the Fund paid BGB total advisory fees of $56,367. For the fiscal year ended August 31, 2000, the Fund paid BGB total advisory fees of $18,404. For the fiscal year ended August 31, 1999, the Fund paid BGB total advisory fees of $15,642.

As a means of reducing the Fund’s operating expense ratio in its early periods of operation, BGB has agreed to absorb any other expenses of the Fund which exceed 0.30% of the Fund’s average net assets during the first three fiscal years of the Fund’s operation.

Advisory Services. Under the Investment Advisory Agreement, BGB determines the composition of the Fund’s portfolio and supervises the investment management of the Fund. BGB also provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities. BGB furnishes at its expense all personnel and office equipment necessary for performance of its obligations under the Agreement and pays the compensation and expenses of the officers and directors of the Fund who are affiliated with BGB.

The Fund will bear all of its other expenses, including but not limited to the expenses of rent; telecommunications expense; administrative personnel; interest expense; accounting and legal fees; taxes, registration and governmental fees; fees and expenses of the custodian and transfer agent; brokerage commissions; insurance; expenses of shareholder meetings; preparation, printing and distribution to existing shareholders of reports, proxies and prospectuses.

Distributor

The Fund acts as its own distributor of its shares.

Custodian

The Fund uses UMB Bank, N.A., 928 Grand Blvd., Kansas City, Missouri 64106 as its custodian.

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Independent Public Accountants

The Fund has engaged the accounting firm of Bish & Haffey, P.C. to provide accounting services to the Fund, including an annual audit of the Fund’s financial statements. Bish & Haffey’s address is 50 South Pickett Street, Suite 200, Alexandria, VA 22304.

Brokerage Allocation

Portfolio Transactions. As provided in its Investment Advisory Agreement, BGB is responsible for the Fund’s portfolio decisions and the placing of portfolio transactions. Purchase and sale orders for portfolio securities may be effected through brokers who charge a commission for their services. For its past three fiscal years, the Fund paid total brokerage commissions of $80,086 in fiscal 2001, $7,790 in fiscal 2000, and $6,741 in fiscal 1999.

While BGB seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available. Transactions in smaller company shares may involve specialized services on the part of the broker and thus entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

The Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction. BGB intends to use BGB Securities, Inc., BGB’s affiliated broker-dealer, for brokerage transactions where, in its judgment, BGB will be able to obtain a price and execution at least as favorable as other qualified brokers. BGB Securities, Inc. may serve as a broker for the Fund in any securities transaction; however, in order for BGB Securities, Inc. to effect any portfolio transaction for the Fund, the commissions, fees or other remuneration received by BGB Securities, Inc. must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange or on NASDAQ during a comparable period of time. The Fund will not deal with BGB Securities, Inc. in any transaction in which BGB Securities, Inc. acts as a principal. However, BGB Securities, Inc. may serve as broker to the Fund in over-the-counter transactions conducted on an agency basis.

Brokerage Selection. Allocation of transactions, including their frequency, to various brokers is determined by BGB in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this primary consideration, BGB may also consider the provision of supplemental research services, market information and quotes, or telecommunications services in the selection of brokers to execute portfolio transactions.

In executing such transactions, BGB makes efforts in good faith to obtain the best net results for the Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm’s financial strength and its risk in positioning a block of securities. Such considerations involve judgment and experience, and are weighed by BGB in determining the overall reasonableness of brokerage commissions paid.

Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by BGB in servicing all of its accounts, and not all of such services may be used by BGB in connection with the Fund.

(10)

Brokerage Allocation (continued)

The Fund’s Board of Directors will review from time to time all of the Fund’s portfolio transactions including information relating to the commissions charged by BGB Securities, Inc. to the Fund. The Board will also review information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which BGB Securities, Inc. effects brokerage transactions for the Fund must be reviewed and approved at least annually by a majority of the outside directors of the Fund.

Commission Payments. BGB Securities, Inc., a wholly-owned subsidiary of the Fund’s investment advisor, received $80,086 of brokerage commissions from the Fund in fiscal 2001, $7,790 during fiscal 2000, and $6,741 during fiscal 1999. These commissions represented 100% of the commissions paid by the Fund in each fiscal year, and 100% of the aggregate dollar amount of brokerage transactions effected during each fiscal year.

Capital Stock and Other Securities

Common Stock. The Fund will issue new common shares at its most current net asset value. The Fund has authorized common stock of one hundred million shares, $0.001 par value per share. The Fund has registered an indefinite number of shares under Rule 24f-2 of the Investment Company Act of 1940. Each share will have one vote and be freely transferable; shares will also participate equally in any dividend distributions. The shares, when issued and paid for in accordance with the terms of the prospectus, will be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis. The Fund is not authorized to issue any class of securities other than its common stock.

Purchase, Redemption and Pricing of Shares

Purchase Orders. Shares of the Fund are offered at net asset value directly by the Fund or through most brokerage accounts. There are no sales charges (loads) or distribution fees. The Fund determines its net asset value as described in the prospectus.

The Fund reserves the right to reject any specific purchase order in its sole discretion. The Fund also reserves the right to suspend the offering of Fund shares to new investors. Without limiting the foregoing, the Fund will consider suspending its offering of shares when it determines that it cannot effectively invest the available funds on hand in accordance with the Fund’s investment policies.

Redemptions. Shares may be redeemed at net asset value, as outlined in the prospectus. The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 pursuant to which the Fund is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash.

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Purchase, Redemption and Pricing of Shares (continued)

The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. See the "Net Asset Value" section of the prospectus.

Pricing of Shares. The purchase and redemption price of Fund shares is based on the Fund’s next determined net asset value per share. See "How to Purchase Shares" and "How to Redeem Shares" in the prospectus.

Tax Status

General. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed. To qualify, the Fund must comply with certain requirements relating to, among other things, the source of its income and the diversification of its assets. The Fund must also distribute, as ordinary income dividends, at least 90% of its investment company taxable income.

Should the Fund not qualify as a "regulated investment company" under Subchapter M, the Fund would be subject to federal income taxes on its earnings whether or not such earnings were distributed to shareholders. Payment of income taxes by the Fund would reduce the Fund’s net asset value and result in lower returns to the Fund’s shareholders.

The Fund also intends to make distributions as required by the Internal Revenue Code to avoid the imposition of a non-deductible 4% excise tax. The Fund must distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund’s actual taxable year ending December 31, if elected) and (iii) certain other amounts not distributed in previous years.

Underwriter

Continuous Offering. Shares of the Fund are distributed to the public in a continuous public offering. The Fund serves as its own underwriter of its public offering, and is under no obligation to distribute any amount of Fund shares. The Fund pays no fees or commissions to any underwriter or dealer in connection with the distribution of its shares.

Calculation of Performance Data

Method of Calculation. The Fund calculates its performance on a total return basis, assuming reinvestment of all distributions by the shareholder. All performance information provided by the Fund is historical and is not intended to indicate future returns. The Fund’s share price and total return fluctuate in response to market conditions and other factors, and the value of the Fund’s shares when redeemed may be more or less than their original cost.

Performance information for the Fund may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. This performance information may be expressed as "average annual return" and as "total return".

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Calculation of Performance Data (continued)

Total return may apply to a particular time period’s cumulative return or may also be shown as the increased dollar value of an investment over a particular time period. Total returns reflect all aspects of the Fund’s return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund’s net asset value per share over the period.

The Fund’s average annual return is computed in accordance with a standardized method prescribed by SEC rules. The average annual return for a specific period is found by first taking a hypothetical investment of $1,000 in the Fund’s shares on the first day of the period and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and is subtracted by the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

Historical Performance. The following table shows the Fund’s total return for the period from May 15, 1998, commencement of operations, to August 31, 2001, the end of the Fund’s most recent fiscal year.

The table compares the Fund’s total return to the record of the Russell 2000 Index and the Standard & Poor’s 500 Composite Index (S&P 500) over the same periods. The comparison to the Russell 2000 shows how the Fund’s total return compared to the record of a broad index of small capitalization stocks. The S&P 500 comparison shows how the Fund’s total return compared to the record of a broad index of large capitalization stocks over the same period.

The Fund has the ability to invest in securities not included in the indices, and its investment portfolio may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and, unlike the Fund, their returns do not include the effect of paying trading costs and the other costs and expenses of investing in a mutual fund.

	Aegis Value Fund	Russell 2000 Value Index	S&P 500
Total Return for the year ended August 31, 2001	37.82%	18.04%	-24.39%
Annualized Total Return for the period May 15, 1998 to August 31, 2001	16.43%	4.55%	1.96%

Financial Statements

The Aegis Value Fund, Inc. completed its latest fiscal year of operation on August 31, 2001. Financial statements audited by the Fund’s independent accountants Bish & Haffey, P.C. and schedules of portfolio investments included in the Annual Report to Shareholders of the Fund for the fiscal year ended August 31, 2001 are incorporated herein by reference. To obtain a copy of the Fund prospectus or the Annual Report to Shareholders, please call (800) 528-3780.

(13)

PART C

Item 23. Exhibits

(a)	Articles of Incorporation - Articles of Incorporation dated October 21, 1997. [1]
(b)	By-Laws - By-Laws adopted by Company. [1]
(c)	Instruments Defining Rights of Security Holders - Not Applicable.
(d)	Investment Advisory Agreement - Investment Advisory Agreement between Aegis Value Fund, Inc. and Berno, Gambal & Barbee, Inc. [1]
(e)	Underwriting Contracts - Not Applicable.
(f)	Bonus or Profit Sharing Contracts - Not Applicable.
(g)	Custodian Agreements - Custodian Agreement between Aegis Value Fund, Inc. and UMB Bank, N.A. - Filed Herewith.
(h)	Other Material Contracts - Not Applicable.
(i)	Legal Opinion - Legal Opinion. [1]
(j)	Other Opinions - Not Applcable.
(k)	Ommitted Financial Statements - Not Applicable.
(l)	Initial Capital Agreements - Initial Capital Agreements. [1]
(m)	Rule 12b-1 Plan - Not Applicable.
(n)	Rule 18f-3 Plan - Not Applicable.
(p)	Code of Ethics - Code of Ethics for Registrant and Advisor - Filed Herewith.

Incorporated by reference to Post-effective Amendment No. 1 filed with the Securities and Exchange Commission on June 29, 1998. (Accession Number: 0001052169-98-000009).

Item 24. Persons Controlled by or Under Common Control with the Fund

No Person is directly or indirectly controlled by, or under common control with, the Corporation.

Item 25. Indemnification

The By-Laws of the Corporation provide that the Corporation has the power to indemnify any director, officer or affiliated person of the Corporation against any expenses, fines or judgments in connection with any legal action, suit or proceeding arising from their good faith actions taken on behalf of the Corporation as part of their duties and had no reason to believe their behavior was unlawful.

The By-Laws of the Corporation deny indemnification to any officer or director "by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved" in the conduct of their office.

Item 26. Business and other Connections of Investment Adviser

William Berno, Paul Gambal and Scott Barbee have been officers and directors of the Investment Advisor during the past two fiscal years. There have been no other connections of a substantial nature in which the officers or directors of the Advisor have been involved during the last two fiscal years.

Item 27. Principal Underwriters

The Corporation is the sole underwriter of its shares. No commissions are charged by the Corporation, or are paid to another party.

Item 28. Location of Accounts and Records

The accounts, books and other documents required by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the office of the Corporation, located at 1100 N. Glebe Road, Suite 1040, Arlington, Virginia 22201.

Item 29. Management Services

Except as has been disclosed in Part A and Part B of this Form, the Corporation has no management-related service contracts.

Item 30. Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the County of Arlington and the Commonwealth of Virginia on the 30th day of January, 2002.

Aegis Value Fund, Inc. Registrant
William S. Berno BY: William S. Berno, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date
/s/William S. Berno William S. Berno	President, Director	January 30, 2002
/s/Paul Gambal Paul Gambal	Secretary	January 30, 2002
/s/Scott L. Barbee Scott L. Barbee	Treasurer, Director	January 30, 2002
/s/Edward P. Faberman Edward P. Faberman *	Director	January 30, 2002
/s/Eskander Matta Eskander Matta *	Director	January 30, 2002
/s/Albert P. Lindemann III Albert P. Lindemann III *	Director	January 30, 2002

By /s/ William S. Berno
         William S. Berno
         Attorney-in-Fact *

* Pursuant to power of attorney filed herewith.

AEGIS VALUE FUND, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints William S. Berno and Paul Gambal, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for him in his name, place and stead, to sign any and all registration statements applicable to Aegis Value Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in-person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: January 30, 2002

/s/ Edward P. Faberman
__________________________________
Edward P. Faberman

AEGIS VALUE FUND, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints William S. Berno and Paul Gambal, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for him in his name, place and stead, to sign any and all registration statements applicable to Aegis Value Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in-person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: January 30, 2002

/s/Eskander Matta
__________________________________
Eskander Matta

AEGIS VALUE FUND, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints William S. Berno and Paul Gambal, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for him in his name, place and stead, to sign any and all registration statements applicable to Aegis Value Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in-person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: January 30, 2002

/s/Albert P. Lindemann III
__________________________________
Albert P. Lindemann III

EXHIBIT INDEX

Exhibit G	Custodian Agreement between Aegis Value Fund, Inc. and UMB Bank, N.A.
Exhibit P	Code of Ethics for Registrant and Adviser